UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENTREPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2007

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31993 (Commission File Number)	25-1655321 (IRS Employer Identification Number)

20810 Fernbush Lane Houston, Texas 77073 (Address of principal executive offices)

(281) 821-9091 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.
Item 9.01.  Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

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Item 2.02 Results of Operations and Financial Condition.

On August 9, 2007 Sterling Construction Company, Inc. (the "Company") issued a press release announcing operating results for its second quarter and six months ended June 30, 2007.

In accordance with General Instruction B.2. of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press Release issued August 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Construction Company, Inc.

Dated: August 9, 2007	By:	/s/ Maarten D. Hemsley
Maarten D. Hemsley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued August 9, 2007.

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